UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 18, 2017 (the “Meeting”). At the Meeting, our shareholders voted on each of the following matters:

•	election of seven directors, each for a one-year term;

•	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017; and

•	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting.

The final vote results for these three matters are set forth below.

Proposal No. 1 - Election of Directors

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. Michael Ansley	14,814,836	1,196,479	—	6,352,955
David G. Burke	14,806,597	1,204,718	—	6,352,955
Jay Alan Dusenberry	13,948,442	2,062,873	—	6,352,955
Philip Friedman	15,898,315	113,000	—	6,352,955
David Ligotti	14,897,050	1,114,265	—	6,352,955
Joseph M. Nowicki	15,979,918	31,397	—	6,352,955
Gregory J. Stevens	15,883,139	128,176	—	6,352,955

Proposal No. 3 - Appointment of Independent Auditor

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,056,843	299,392	8,035	—

Proposal No. 4 - Advisory Vote on Executive Compensation

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
15,858,985	142,740	9,590	6,352,955

Adjournment of Proposal No. 2 - Approval of the Company’s Stock Incentive Plan of 2017

With regard to Proposal No. 2, approval of the Company’s Stock Incentive Plan of 2017 (the “Second Proposal”), shareholders holding a majority of the shares represented at the Meeting voted in favor of a motion to adjourn the Meeting. The Company will provide stockholders with a supplement to the Proxy Statement that will provide additional information regarding the Stock Incentive Plan of 2017 and the Second Proposal in advance of the adjourned meeting. The date of the adjourned meeting will be announced in the supplement to the Proxy Statement, and is expected to be within 60 days of the Annual Meeting.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: May 19, 2017	By:	/s/ Phyllis A. Knight
	Name:	Phyllis A. Knight
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)